==========================================================================


                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                          --------------


                             FORM 8-K


                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                Securities and Exchange Act of 1934


                          --------------


                 Date of Report: December 9, 1997
                 (Date of earliest event reported)


                SALOMON SMITH BARNEY HOLDINGS INC.
      (Exact name of registrant as specified in its charter)


       Delaware                  1-4346                22-1660266
   (State or Other      (Commission File Number)   (I.R.S. Employer
   Jurisdiction of                               Identification Number)
    Incorporation)

                          --------------


                       388 Greenwich Street
                     New York, New York 10013
              (Address of Principal Executive Office)


Registrant's telephone number, including area code: (212) 816-6000



==========================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

Exhibit 99.01   Third Supplemental Indenture, dated as of
                July 3, 1996, between Salomon Inc and Bankers
                Trust Company, as Trustee under the Subordinated
                Debt Indenture dated as of December 1, 1988.

Exhibit 99.02 Fourth Supplemental Indenture, dated as of November 28, 1997, between Salomon Smith Barney Holdings Inc. and Bankers Trust Company, as Trustee under the Subordinated Debt Indenture dated as of December 1, 1988.

Exhibit 99.03   Tenth Supplemental Indenture, dated as of
                November 28, 1997, between Salomon Smith Barney
                Holdings Inc. and Citbank, N.A., as Trustee under the Senior Debt Indenture dated as of December 1,
                1988.

Exhibit 99.04   First Supplemental Indenture, dated as of
                November 28, 1997, between Salomon Smith Barney
                Holdings Inc. and The Bank of New York, as
                Trustee under the Senior Debt Indenture dated as of October 27, 1993.

Exhibit 99.05   First Supplemental Indenture, dated as of
                November 28, 1997, between Salomon Smith Barney
                Holdings Inc. and The Chase Manhattan Bank, as
                Trustee under the Senior Debt Indenture dated as of January 18, 1994.

Exhibit 99.06   Form of Global Selling Agency Agreement
                relating to Medium-Term Notes, Series H and
                Series I, dated as of December 5, 1997.

Exhibit 99.07 Form of Continuous Underwriting Agreement relating to Notes, Series J, dated as of December
                5, 1997.

                            SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report or amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 9, 1997


                                 Salomon Smith Barney Holdings Inc.


                                 By:  /s/ Robert H. Mundheim
                                    ---------------------------
                                    Name:  Robert H. Mundheim
                                    Title:  General Counsel